Flexible Premium Deferred Variable Annuity Prospectus
Thrivent Variable Annuity Account A

Supplement to Prospectus Dated May 1, 2004

Net Investment Factor

Item (3) under "Net Investment Factor" on page 18 is deleted and replaced with the following:

(3) Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

The date of this Supplement is June 14, 2004

Please include this Supplement with your Prospectus.